UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): August 20, 2007


                           PORTSMOUTH SQUARE, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


      California                      0-4057              94-1674111
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
       ---------------------------------------           --------
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

     Effective August 20, 2007, Computershare Trust Company, N.A. ("Computershare") is acting as the new transfer agent and registrar for Portsmouth Square, Inc. The change was a result of the acquisition of our prior transfer agent and registrar, U.S. Stock Transfer Corporation, by Computershare. The contact information for Computershare is as follows:

                      For Standard U.S. Postal Mail
                      -----------------------------
                    Computershare Trust Company, N.A.
                             P.O. Box 43070
                        Providence, RI 02940-3070

                      For Overnight/Express Delivery
                      ------------------------------
                    Computershare Trust Company, N.A.
                             250 Royall Street
                             Canton, MA 02021

                             Telephone and Fax
                             -----------------
                       Toll free in U.S. 800-962-4284
                           Telephone 303-262-0600
                              Fax 303-262-0700

                   For DWAC Instructions Provided by Brokers
                   -----------------------------------------
                      Fast Transfer Agent Number - 50173

                                   Website
                                   -------
                             www.computershare.com

                                E-Mail Inquiries
                                ----------------
                         web.queries@computershare.com



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PORTSMOUTH SQUARE, INC.


Dated: August 24, 2007                   By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Vice President and Secretary


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